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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 3, 2005
                                ----------------
                        (Date of earliest event reported)

                                 TELKONET, INC.
                                 --------------
             (Exact Name of Registrant as Specified in Its Charter)

                                      Utah
                                      ----
                 (State or Other Jurisdiction of Incorporation)

          000-27305                                    87-0627421
          ---------                                    ----------
   (Commission File No.)                 (I.R.S. Employer Identification No.)

            20374 Seneca Meadows Parkway, Germantown, Maryland 20876
            --------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (240)-912-1800
                                 --------------
                         (Registrant's Telephone Number)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

On November 3, 2005, Telkonet, Inc. ("Telkonet") announced that the Company has appointed Seth Blumenfeld to the Board of Directors. Mr. Blumenfeld's initial affiliation with Telkonet began in July of this year on a consulting basis as the Senior Advisor for International Development. Mr. Blumenfeld will be filling the Board seat previously occupied by Company Founder and past Chairman David Grimes who recently passed away in September.

Mr. Blumenfeld brings to Telkonet nearly forty years of telecommunications experience and is one of the industry's leading experts in international negotiations. Mr. Blumenfeld was President and Chief Operating Officer of several of MCI's international subsidiaries from 1984 to 1998. Mr. Blumenfeld also served as President of International Services for MCI International (a provider telecommunication services) from 1998 until his retirement in January of 2005 where he was responsible for the company's international activities including its relationships with over 200 international telecommunication companies.

Ron Pickett, CEO of Telkonet, said "The Board is wholeheartedly in favor of Seth Blumenfeld joining our Board of Directors and has directed him to take the lead in the development and implementation of a strategic marketing initiative for the Company's international operations, which are critical to our Company's long-term success." Seth Blumenfeld stated, "I have taken the opportunity to understand and appreciate Telkonet's products and services and I am enthusiastic about embracing a more definitive role with the Company to develop and implement a plan for Telkonet's international market penetration."

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) No financial statements are required to be filed as part of this report.
     (b) No pro forma financial information is required to be filed as part of this report.
     (c)  The following exhibit is filed as part of this report:

          99.1 - Press Release dated November 3, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TELKONET, INC.

Date: November 3, 2005
                                            By: /s/ Ronald W. Pickett
                                                -----------------------------
                                                Ronald W. Pickett
                                                Chief Executive Officer